UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2016

JETPAY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35170	90-0632274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1175 Lancaster Avenue, Suite 200, Berwyn, PA 19312

(Address of Principal Executive Offices) (Zip Code)

(484) 324-7980

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Consent to Amendment of Promissory Notes

On September 30, 2016, JetPay Corporation (“JetPay” or the “Company”) entered into Consent to Amendment of Promissory Note letter agreements with each of Jonathan Lubert, a Director of the Company, and Flexpoint Fund II, L.P. (“Flexpoint”), an investor in the Company which has two of its principals on the Company’s Board of Directors, to extend until October 31, 2016 the maturity dates of certain Unsecured Promissory Notes dated January 15, 2016 in the original principal amounts of $500,000, and $1,050,000, respectively (the “Promissory Notes”). Flexpoint subsequently increased the principal amount of its Unsecured Promissory Note from $1,000,000 to $1,400,000 on July 27, 2016. Please refer to the Current Reports on Form 8-K filed on January 22, 2016, April 12, 2016 and July 29, 2016 for further details on the Promissory Notes and subsequent Consent to Amendment to Promissory Note letter agreements. The Promissory Notes, as previously extended, carried a maturity date of the earlier of September 30, 2016 or the occurrence of an event of a default that is not properly cured or waived.

In addition to extending the maturity dates, the Consent to Amendment of Promissory Note letter agreements require the payment of all accrued and unpaid interest on the Promissory Notes through September 30, 2016.

The foregoing description of the Consent to Amendment of Promissory Note letter agreements does not purport to be complete and is qualified in its entirety by reference to the Consent to Amendment of Promissory Note letter agreements attached hereto as Exhibit 10.1, and 10.2 and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 under the heading “Consent to Amendment of Promissory Notes” is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

10.1	Consent to Amendment of Promissory Note dated September 30, 2016, made by JetPay Corporation in favor of Jonathan Lubert.

10.2	Consent to Amendment of Promissory Note dated September 30, 2016, made by JetPay Corporation in favor of Flexpoint Fund II, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2016
JETPAY CORPORATION

	By:	/s/ Gregory M. Krzemien
Name: Gregory M. Krzemien
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Consent to Amendment of Promissory Note dated September 30, 2016, made by JetPay Corporation in favor of Jonathan Lubert.

10.2	Consent to Amendment of Promissory Note dated September 30, 2016, made by JetPay in favor of Flexpoint Fund II, L.P.